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                                                                 EXHIBIT 10.63.3

                                                                     Pacific Inn

                       EXCEPTIONS TO NON-RECOURSE GUARANTY

      This Exceptions to Non-Recourse Guaranty ("GUARANTY") is entered into as of June 21, 2005, by the undersigned (the "KEY PRINCIPAL" whether one or more), for the benefit of GMAC COMMERCIAL MORTGAGE BANK, a Utah industrial bank, and/or any subsequent holder of the Note (the "LENDER").

                                    RECITALS

      A. FIT REN PACIFIC INN LP, a Delaware limited partnership (the "BORROWER") has requested that Lender make a loan to Borrower in the amount of $25,775,000.00 (the "LOAN"). The Loan will be evidenced by a Multifamily Note from Borrower to Lender dated as of the date of this Guaranty (the "NOTE"). The Note will be secured by a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (California) dated the same date as the Note (the "SECURITY INSTRUMENT"), encumbering the real property described in the Security Instrument (the "PROPERTY").

      B. Key Principal has an economic interest in Borrower or will otherwise obtain a material financial benefit from the Loan.

      C. As a condition to making the Loan to Borrower, Lender requires that the Key Principal execute this Guaranty.

      NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, and in consideration thereof, Key Principal agrees as follows:

      1. "Indebtedness" and other capitalized terms used but not defined in this Guaranty shall have the meanings assigned to them in the Security Instrument.

      2. Key Principal hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all amounts for which Borrower is personally liable under Paragraph 9 of the Note.

      3. The obligations of Key Principal under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Instrument.

      4. Key Principal's obligations under this Guaranty constitute an unconditional guaranty of payment and not merely a guaranty of collection. If Key Principal (or any Key Principal, if more than one) is a married person, Key Principal (or each such married Key Principal, if more than one) agrees that Lender may look to all of Key Principal's community property and separate property to satisfy Key Principal's obligations under this Guaranty.

      5. The obligations of Key Principal under this Guaranty shall be performed without demand by Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Note, the Security Instrument, or any other Loan Document, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Key Principal hereby waives any and all benefits and defenses under California Civil Code SECTION 2810 and agrees that by doing so Key Principal shall be liable even if Borrower had no liability at the time of execution of the Note, the Security Instrument or

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any other Loan Document, or thereafter ceases to be liable. Key Principal hereby waives any and all benefits and defenses under California Civil Code SECTION
2809 and agrees that by doing so Key Principal's liability may be larger in amount and more burdensome than that of Borrower. Key Principal hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and agrees that Key Principal's obligations shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Key Principal hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, Key Principal hereby waives, to the fullest extent permitted by law, diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Note and this Guaranty which may be required by statute, rule of law or otherwise to preserve Lender's rights against Key Principal under this Guaranty, including notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower of any obligation or indebtedness. Key Principal also waives, to the fullest extent permitted by law, all rights to require Lender to
(a) proceed against Borrower or any other guarantor of Borrower's payment or performance with respect to the Indebtedness (an "OTHER GUARANTOR"), (b) if Borrower or any guarantor is a partnership, proceed against any general partner of Borrower or the guarantor, (c) proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness, or (d) pursue any other remedy it may now or hereafter have against Borrower, or, if Borrower is a partnership, any general partner of Borrower, including any and all benefits under California Civil Code Sections 2845, 2849 and 2850.

      6. Key Principal understands that the exercise by Lender of certain rights and remedies contained in the Security Instrument (such as a nonjudicial foreclosure sale) may affect or eliminate Key Principal's right of subrogation against Borrower and that Key Principal may therefore incur a partially or totally nonreimbursable liability under this Guaranty. Nevertheless, Key Principal hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Key Principal that the obligations under this Guaranty shall be absolute, independent and unconditional under any and all circumstances. Key Principal expressly waives any defense (which defense, if Key Principal had not given this waiver, Key Principal might otherwise have) to a judgment against Key Principal by reason of a nonjudicial foreclosure. Without limiting the generality of the foregoing, Key Principal hereby expressly waives any and all benefits under (i) California Code of Civil Procedure SECTION 580a (which Section, if Key Principal had not given this waiver, would otherwise limit Key Principal's liability after a nonjudicial foreclosure sale to the difference between the obligations of Key Principal under this Guaranty and the fair market value of the property or interests sold at such nonjudicial foreclosure sale), (ii) California Code of Civil Procedure SECTIONS 580b and 580d (which Sections, if Key Principal had not given this waiver, would otherwise limit Lender's right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively), and (iii) California Code of Civil Procedure SECTION 726 (which Section, if Key Principal had not given this waiver, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment could be obtained for a deficiency). Notwithstanding any foreclosure of the lien of the Security Instrument, whether by the exercise of the power of sale contained in the Security Instrument, by an action for judicial foreclosure or by Lender's acceptance of a deed in lieu of foreclosure, Key Principal shall remain bound under this Guaranty.

      7. In accordance with SECTION 2856 of the California Civil Code, Key Principal also waives any right or defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure

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repayment of the Indebtedness) destroys or otherwise impairs the subrogation rights of Key Principal or the right of Key Principal (after payment of the obligations guaranteed by Key Principal under this Guaranty) to proceed against Borrower for reimbursement, or both, by operation of SECTION 580d of the Code of Civil Procedure or otherwise.

      8. In accordance with SECTION 2856 of the California Civil Code, Key Principal waives any and all other rights and defenses available to Key Principal by reason of SECTIONS 2787 through 2855, inclusive, of the California Civil Code, including any and all rights or defenses Key Principal may have by reason of protection afforded to Borrower with respect to any of the obligations of Key Principal under this Guaranty pursuant to the antideficiency or other laws of the State of California limiting or discharging Borrower's Indebtedness, including SECTIONS 580a, 580b, 580d, and 726 of the California Code of Civil Procedure.

      9. In accordance with SECTION 2856 of the California Civil Code, Key Principal agrees to withhold the exercise of any and all subrogation and reimbursement rights against Borrower, against any other person, and against any collateral or security for the Indebtedness, including any such rights pursuant to SECTIONS 2847 and 2848 of the California Civil Code, until the Indebtedness has been indefeasibly paid and satisfied in full, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of its right, title and interest in such collateral or security.

      10. At any time or from time to time and any number of times, without notice to Key Principal and without affecting the liability of Key Principal,
(a) the time for payment of the principal of or interest on the Indebtedness may be extended or the Indebtedness may be renewed in whole or in part; (b) the time for Borrower's performance of or compliance with any covenant or agreement contained in the Note, the Security Instrument or any other Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Indebtedness may be accelerated as provided in the Note, the Security Instrument, or any other Loan Document; (d) the Note, the Security Instrument, or any other Loan Document may be modified or amended by Lender and Borrower in any respect, including an increase in the principal amount; and (e) any security for the Indebtedness may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness.

      11. If more than one person executes this Guaranty, the obligations of those persons under this Guaranty shall be joint and several. Lender, in its discretion, may (a) bring suit against Key Principal, or any one or more of the persons constituting Key Principal, and any Other Guarantor, jointly and severally, or against any one or more of them; (b) compromise or settle with any one or more of the persons constituting Key Principal, or any Other Guarantor, for such consideration as Lender may deem proper; (c) release one or more of the persons constituting Key Principal, or any Other Guarantor, from liability; and
(d) otherwise deal with Key Principal and any Other Guarantor, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from Key Principal any amount guaranteed by Key Principal under this Guaranty. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of Key Principal with respect to any Other Guarantor.

      12. Any indebtedness of Borrower held by Key Principal now or in the future is and shall be subordinated to the Indebtedness and any such indebtedness of Borrower shall be collected, enforced and received by Key Principal, as trustee for Lender, but without reducing or affecting in any manner the liability of Key Principal under the other provisions of this Guaranty.

      13. Key Principal shall have no right of, and hereby waives any claim for, subrogation or reimbursement against Borrower or any general partner of Borrower by reason of any payment by Key Principal under this Guaranty, whether such right or claim arises at law or in equity or under any contract or statute, until the Indebtedness has been paid in full and there

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has expired the maximum possible period thereafter during which any payment made by Borrower to Lender with respect to the Indebtedness could be deemed a preference under the United States Bankruptcy Code.

      14. If any payment by Borrower is held to constitute a preference under any applicable bankruptcy, insolvency, or similar laws, or if for any other reason Lender is required to refund any sums to Borrower, such refund shall not constitute a release of any liability of Key Principal under this Guaranty. It is the intention of Lender and Key Principal that Key Principal's obligations under this Guaranty shall not be discharged except by Key Principal's performance of such obligations and then only to the extent of such performance.

      15. Key Principal shall from time to time, upon request by Lender, deliver to Lender such financial statements as Lender may reasonably require.

      16. Lender may assign its rights under this Guaranty in whole or in part and, upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties.

      17. This Guaranty and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Guaranty and the other Loan Documents. Key Principal acknowledges that it has received a copy of the Note and all other Loan Documents. Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement.

      18. Key Principal agrees that any controversy arising under or in relation to this Guaranty shall be litigated exclusively in the jurisdiction where the Land is located (the "PROPERTY JURISDICTION"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Guaranty, the Note, the Security Instrument or any other Loan Document. Key Principal irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

      19. Key Principal (or each Key Principal, if more than one) agrees to notify Lender (in the manner for giving notices provided in Section 31 of the Security Instrument) of any change in Key Principal's address within 10 Business Days after such change of address occurs.

      20. KEY PRINCIPAL AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY OR THE RELATIONSHIP BETWEEN THE PARTIES AS GUARANTOR AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

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IN WITNESS WHEREOF, Key Principal has signed and delivered this Guaranty or has caused this Guaranty to be signed and delivered by its duly authorized representative.

                                              KEY PRINCIPAL:

                                              FORTRESS INVESTMENT TRUST II, a
                                                Delaware business trust

                                                By: /s/ Randal A. Nardone
                                                    ____________________________
                                                    Name:  Randal A. Nardone
                                                    Title: COO & Secretary

                                              Address:

                                              c/o Fortress Investment Group LLC
                                              1251 Avenue of the Americas
                                              16th Floor
                                              New York, New York  10020

                                              Social Security/Employer ID No.:
                                              42-1540586

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